UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2012

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                 1-15827               38-3519512
(State or other jurisdiction of incorporation)      (Commission File Number)         (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan          48111
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (filed with the Securities and Exchange Commission on May 2, 2012), Visteon Corporation (the “Company”) announced that it had entered into an agreement for the sale of certain assets and liabilities associated with the Company's Lighting operations (the "Lighting Transaction") to VARROCCORP Holding BV and Varroc Engineering Pvt. Ltd. (together, "Varroc Group"). The Company determined that assets and liabilities subject to the Lighting Transaction met the "held for sale" criteria during the quarterly period ended March 31, 2012.

The Company is filing this Current Report on Form 8-K to recast operating results previously reported in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 after giving effect to the discontinuation of the Lighting operations. Specific information subject to update is as follows:

*	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

*	Part II, Item 6: Selected Financial Data, attached as Exhibit 99.1 to this report and incorporated herein by reference;

*	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.2 to this report and incorporated herein by reference;

*	Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8, attached as Exhibit 99.3 to this report and incorporated herein by reference; and

*	Part IV, Item 15: Financial Statement Schedule, attached as Exhibit 99.4 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the above-described reclassification. There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after February 27, 2012, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, and does not modify or update the disclosures therein in any way, other than as required to reflect the reclassification, as described above and set forth in Exhibits 99.1 to 99.4 attached hereto. For information on developments regarding the Company since the filing of the Form 10-K, please refer to the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2012 and the Company’s Current Reports on Form 8-K dated February 27, 2012, February 29, 2012, March 1, 2012, March 5, 2012, March 15, 2102, March 16, 2012, March 23, 2012 and April 26, 2012.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.        Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011: Selected Financial Data, revised only to reflect the reclassification.

99.2
Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the reclassification.

99.3
Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, revised only to reflect the reclassification (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated February 27, 2012, except with respect to the opinion on the consolidated financial statements insofar as it relates to the effects of the presentation of discontinued operations discussed in Note 5 and the adoption of the new comprehensive income disclosure discussed in Note 1, as to which the date is May 2, 2012).

99.4	Part IV, Item 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011: Financial Statement Schedule, revised only to reflect the reclassification.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: May 3, 2012            By:       /s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part II, Item 6 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011: Selected Financial Data, revised only to reflect the reclassification.
99.2
Part II, Item 7 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the reclassification.

99.3
Consolidated Financial Statements of Visteon Corporation and Notes thereto, included in Part II, Item 8 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, revised only to reflect the reclassification (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated February 27, 2012, except with respect to the opinion on the consolidated financial statements insofar as it relates to the effects of the presentation of discontinued operations discussed in Note 5 and the adoption of the new comprehensive income disclosure discussed in Note 1, as to which the date is May 2, 2012).

99.4	Part IV, Item 15 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011: Financial Statement Schedule, revised only to reflect the reclassification.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.